SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 14, 1997



                                VTEL CORPORATION

             (Exact name of registrant as specified in its charter)


                DELAWARE                   0-20008               74-2415696
----------------------------------- ------------------------ -------------------
    (State or other jurisdiction of (Commission File Number)   (IRS Employer
     incorporation or organization)                          Identification No.)

108 Wild Basin Road
     Austin, Texas                                              78746
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (512) 314-2700.

CORPDAL:68287.1 22768-00022
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ITEM 5.           OTHER INFORMATION

                  On June 30, 1997, VTEL Corporation completed its first full month of combined operations since the consummation of the merger with Compression Labs, Inc. on May 23, 1997. VTEL Corporation generated combined revenues of $14,615,000 and incurred a combined net loss of $1,721,000 for the month ended June 30, 1997. These financial results do not include any merger-related costs which will be recorded as expenses in July 1997.



CORPDAL:68287.1 22768-00022
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   July 14, 1997


                                                 VTEL CORPORATION


                                                 By:/s/Rodney S. Bond
                                                    ----------------------------
                                                 Name: Rodney S. Bond
                                                 Title:   Vice President-Finance



CORPDAL:68287.1 22768-00022
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